Offerings - Offering: 1	Nov. 04, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 8,169,557.22
Amount of Registration Fee	$ 1,250.76
Offering Note	The transaction valuation is calculated as the aggregate maximum purchase price for common shares of beneficial interest of PGIM Private Credit Fund (the "Fund"). The fee of $1,250.76 was paid in connection with the filing of the Schedule TO-I by the Fund (File No. 005-94119) on September 29, 2025 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. Calculated at $153.10 per $1,000,000.00 of the transaction valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2025.